                       SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (date of earliest event reported): April 17, 2006
                                  -------------


                                  BENIHANA INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                0-26396                 65-0538630
--------------------------------------------------------------------------------
   (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)         File Number)         Identification No.)


       8685 Northwest 53rd Terrace, Miami, Florida                    33166
--------------------------------------------------------------------------------
       (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (305) 593-0770
                                  -------------

                                                                 None
--------------------------------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 17, 2006 Benihana Inc. (OBenihanaO) entered into an Agreement of Sale (the "Doraku Sale Agreement") with Doraku Lincoln Road LLC, an entity indirectly controlled by Mr. Kevin Aoki, one of Benihana's directors, the Director of Marketing and son of Benihana's founder, Mr. Rocky H. Aoki, to sell the assets of one of Benihana's restaurants doing business as Sushi Doraku. The sale includes, among other things, all of the chattels, leasehold interest, liquor licenses, trademarks and other intellectual property associated with the Sushi Doraku restaurant located at 1104 Lincoln Road, Miami Beach, Florida. The sales price for the restaurant is $536,000 consisting of $512,000 cash to be received prior to or at closing and a $24,000 note payable to Benihana in twelve equal monthly installments. The sale price was determined by arm's length negotiations; the transaction was approved by Benihana's Board of Directors and the Audit Committee of Benihana's Board of Directors. A copy of the Doraku Sale Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description of the Doraku Sale Agreement contained herein is qualified in its entirety by the full text of such exhibit.

Furthermore, Benihana and Mr. Kevin Aoki agreed, pursuant to the Restrictive Covenant and Agreement Not to Disclose Confidential Information to be entered into upon closing of the transactions contemplated under the Doraku Sale Agreement (the "Amendment"), to extend and amend certain provisions of the Employment Agreement (the "Aoki Employment Agreement"), dated as of September 1, 2003, between Benihana and Mr. Kevin Aoki (filed as Exhibit 10.2 to Benihana's Form 10-Q for the quarter ended October 12, 2003 and incorporated herein by reference). The Amendment extends the non-competition provision of the Aoki Employment Agreement through August 31, 2008 but permits Mr. Kevin Aoki (i) to own, operate and manage Sushi Doraku restaurants in Hawaii and in Dade County, Florida, provided any such restaurants in Dade County are not within a seven mile radius of any existing or proposed restaurants then being operated by Benihana or any of its subsidiaries or franchisees and (ii) to have an interest in any other additional Sushi Doraku restaurants with the prior written consent, not to be unreasonably withheld, of a committee of Benihana's Board of Directors. A copy of the Amendment is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The description of the Amendment contained herein is qualified in its entirety by the full text of such exhibit.

Mr. Kevin Aoki will remain Benihana's Director of Marketing through April 21, 2006, the effective date of his resignation as an employee.


ITEM 8.01 OTHER EVENTS

On April 21, 2006, the Company issued a press release announcing the sale of Sushi Doraku. A copy of the press release is included with this Report as
Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit 10.1. Agreement of Sale dated April 17, 2006 by and among Benihana Lincoln Road Corp., Benihana National Corp., Doraku Lincoln Road LLC and Aoki Group LLC.

        Exhibit 10.2. Restrictive Covenant and Agreement not to Disclose Confidential Information dated April 17, 2006 by and between Kevin Aoki and Benihana Inc.

        Exhibit 99.1. Press Release of Benihana Inc. dated April 21, 2006.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BENIHANA INC.



Dated:  April 21, 2006                  By:  /s/ Michael R. Burris
                                        ----------------------------------------
                                        Michael R. Burris
                                        Senior Vice President of
                                        Finance and Treasurer